UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-34650

Delaware	04-3651093
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6373 San Ignacio Avenue,

San Jose, California 95119

(Address of principal executive offices, including zip code)

(408) 733-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 8.01.	Other Events.

On August 5, 2013, the United States District Court for the Northern District of California issued an order granting preliminary approval of a proposed settlement of the shareholder derivative litigation captioned In re OCZ Technology Group, Inc. Shareholder Derivative Litigation, Lead Case No. C-12-05556-RS.

A hearing to determine whether the court should issue an order granting final approval of the settlement has been scheduled for October 17, 2013 at 1:30 p.m. in Courtroom 3 at the United States District Court for the Northern District of California, San Francisco Courthouse, 450 Golden Gate Avenue, San Francisco, California, 94102. Pursuant to the court’s order, any objections to the settlement must be filed in writing with the court no later than October 7, 2013. There can be no assurance that the proposed settlement will be approved by the court.

Additional information concerning the proposed settlement and the October 17, 2013 Settlement Hearing is contained in the Notice of Proposed Settlement and Settlement Hearing (the “Notice”), attached hereto as Exhibit 99.1. Copies of the Notice and the Stipulation of Settlement also are posted on the Company’s web site at http://ir.ocz.com.

Cautionary Statement on Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the proposed settlement discussed above will not be approved by the court or become effective. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements regarding the proposed settlement of the federal shareholder derivative litigation discussed above and the approval process. For further information on other risks and uncertainties, please refer to “Item 1A — Risk Factors” in Part I in OCZ’s Annual Report on Form 10-K filed with the SEC on May 14, 2012, and statements made in other subsequent filings. The filing is available both at www.sec.gov as well as via OCZ’s website at www.ocztechnology.com. OCZ does not undertake to update its forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Notice of Proposed Settlement and Settlement Hearing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2013	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Rafael Torres
	Name:	Rafael Torres
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Proposed Settlement and Settlement Hearing